Supplement dated September 14, 2010 to the Combined Statutory Prospectus, dated August 31, 2010

The following amends and replaces information pertaining to the first paragraph in the “Principal Investment Strategies of the Fund” section for the MTB Intermediate-Term Bond Fund on page 22 of the MTB Funds Statutory Prospectus dated August 31, 2010

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s Advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (junk bonds). The Fund normally invests in securities with intermediate maturities, and the Fund seeks to maintain a dollar-weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the dollar-weighted average maturity of the Fund’s portfolio will vary within a range of three to ten years depending on market conditions.

The following amends and replaces information pertaining to the first paragraph in the “Principal Investment Strategies of the Fund” section for the MTB Short-Term Corporate Bond Fund on page 37 of the MTB Funds Statutory Prospectus dated August 31, 2010

The Fund seeks to achieve its investment goal by investing primarily in U.S. corporate fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. corporate fixed income securities. The Fund’s Advisor will select investment grade securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (junk bonds). The Fund also invests in a range of U.S. government securities, including mortgage and asset-backed securities. For purposes of the Fund’s 80% investment policy, U.S. corporate fixed income securities may include corporate asset-backed securities. The Fund seeks to maintain a dollar-weighted average maturity of no more than three years. However, the dollar-weighted average maturity of the Fund’s portfolio will vary within a range of zero to three years depending on market conditions.

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